Supplement Dated March 17, 2017 to Prospectuses March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective May 1, 2017, the Dreyfus Stock Index Fund (Initial Class), the Fidelity VIP Equity-Income Portfolio (Initial Class), and the Templeton Foreign VIP Fund (Class 1) will be closed to new purchases and transfers in. You may choose to keep existing allocations in these funds. Further, the following 3 funds will be added as investment options:

Vanguard VIF Equity Income Portfolio

Vanguard VIF Equity Index Portfolio

Vanguard VIF International Portfolio

Effective May 1, 2017, the Dreyfus Stock Index Fund, the Fidelity VIP Equity-Income Portfolio, and the Franklin Templeton Variable Insurance Products Trust listings in the description of The Funds located on page 9 of your Product Prospectus will be deleted, and the Vanguard Portfolios will be added as follows:

Funds and Distributors	Funds Available Under the Policy	Type of Fund

Vanguard Variable Insurance Fund	Vanguard VIF Equity Income Portfolio	Large Cap Value
Managed and distributed by The	Vanguard VIF Equity Index Portfolio	Large Cap Blend
Vanguard Group	Vanguard VIF Capital Growth Portfolio	Large Cap Growth
	Vanguard VIF International Portfolio	International
	Vanguard VIF Mid-Cap Index Portfolio	Mid Cap Blend
Vanguard VIF Small Company Growth
	Portfolio	Small Cap Growth
Vanguard VIF Total Bond Market Index
	Portfolio	Fixed Income-Core Bond

CVUL l and CVUL ll Product Prospectus Supplement (3/2017)